SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                Date of Report:  July 23, 1996
              (Date of earliest event reported)





                      Vail Resorts, Inc.
                      ------------------
          (Exact name of registrant as specified in its charter)



   Delaware                   1-9614                 51-0291762
- --------------             -----------             --------------
(State or other      (Commission File Number)       (IRS Employer
 jurisdiction of                                 Identification No.)
 incorporation)


     137 Benchmark Road
     Avon, Colorado                               81620
- ------------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


                        (970) 476-5601
                     --------------------
       (Registrant's telephone number, including area code)



                    Gillett Holdings, Inc.
                 ---------------------------
    (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          On July 22, 1996, Vail Resorts, Inc. (the "Company"), entered into a Stock Purchase Agreement (the "Purchase Agreement") dated as of July 22, 1996, among Vail, Ralston Foods, Inc. ("Foods") and Ralston Resorts, Inc. ("Resorts") pursuant to which Vail will acquire from Foods the ski and resort operations of Resorts (the Acquisition").

          In connection with the Acquisition, Foods will receive common stock of Vail constituting approximately 25% of the outstanding Vail common stock and Vail will assume
$165,000,000 of the outstanding indebtedness of Resorts.

          The closing of the Acquisition is subject to various closing conditions, including the obtaining of financing necessary for refinancing certain of the assumed indebtedness, the continued accuracy of the representations and warranties and the receipt of necessary government approvals including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          For a more complete description of the Acquisition, reference is hereby made to the Purchase Agreement (a copy of which is filed as an exhibit hereto).

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this
          Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the closing of the Acquisition.

     (b)  Pro Forma Financial Information

          As of the date of filing of this Current Report on Form 8-K, it impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the closing of the Acquisition.

     (c)  Exhibits

          2.1 Stock Purchase Agreement dated as of July 22,
              1996, among the Company, Foods and Ralston.

                           SIGNATURE
                           ---------


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             VAIL RESORTS, INC.



Dated:  July 23, 1996       By:  /s/ James S. Mandel
                                 -----------------------------
                                 Name:  James S. Mandel
                                 Title: Senior Vice President,
                                        General Counsel and
                                          Secretary

                        EXHIBITS INDEX
                  Vail Resorts, Inc. Form 8-K
                         July 23, 1996



Exhibit Item                                          Page
- ------------                                          ----

Stock Purchase Agreement by and among
Vail Resorts, Inc., Ralston Foods, Inc.,
and Ralston Resorts, Inc..........................      6